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                                                             EXHIBIT 23.11

                     CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Selected Consolidated Financial Data" and under the caption "Experts" and to the use of our reports dated March 8, 1996 in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-38565) and related Prospectus of PRA
International, Inc. for the registration of 2,750,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Vienna, Virginia

December 10, 1997